McMoRan Exploration Co.

1st Quarter 2008 Conference Call

James R. Moffett **Richard C. Adkerson**

Co-Chairmen of the Board

April 17, 2008



www.mcmoran.com
www.mpeh.com

MMR LISTED NYSE

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties; estimated exploration and development costs; and the potential Main Pass Energy Hub™ Project. Accuracy of these forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise these statements more frequently than quarterly. Important factors that might cause future results to differ from these forward-looking statements include: adverse conditions such as high temperature and pressure that could lead to mechanical failures or increased costs; variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; as well as other general exploration and development risks and hazards. These and other factors are more fully described in McMoRan's 2007 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2007.

1Q08 Highlights

McMoRan 1Q08 Sales Stats

	Volumes	Realization
Natural Gas	17.9 Bcf	$9.06/Mcf
Oil	1.1 MM Bbls	$97.40/Bbl
Plant Products	2.5 Bcfe	$9.59/Mcfe

Production Rate of 294 MMcfe/d exceeded Jan. 2008 1Q08 estimate of 270 MMcfe/d

- **Net Income: $32 Million ($0.46/fully diluted share)**
  - **Includes $41.6 Million ($0.49/share) on Mark-to-Market Unrealized Losses on Derivative Contracts**
- **EBITDAX(1): $228 Million**
- **Operating Cash Flow:**
  - **$173 Million Including $29 Million in Working Capital Uses**
  - **Expect Significant Cash Flows in Balance of Year**
- **Capital Expenditures of $51 Million**
- **Reduced Debt by $144 Million During 1Q08**
  - **Borrowings Under Revolver Reduced by $111 Million to $163 Million**

(1) Earnings before interest, taxes, DD&A, exploration expense, MPEH ™ start-up costs, and non-cash charges, including SFAS 123R & unrealized losses on derivative contracts. Please see slide 28 for reconciliation of this Non-GAAP Measure to net income.

Achievement of Significant Debt Reduction


(US$ millions)
Total Debt
$1,500
$1,000
$500
$0
$1,194 (1)
Total Debt Excluding Convertible Notes
$466 (1)
At Time of Acquisition in August 2007
3/31/08

Total Debt at 3/31/08	
Revolving Credit Facility	163
Senior Notes Issued in 2007	$300
Other Debt	3
Sub-Total	$466
Convertible Debt	191
Total	$657

(1) Including convertible notes, total debt at time of the acquisition was $1,410 million and $657 million at March 31, 2008

Production Growth

2Q08e Average ~285 MMcfe/d


54
185
295
294
2Q07
3Q07 (1)
4Q07
1Q08

(1) Includes production from the properties acquired from Newfield beginning on the August 6, 2007 close date.

1Q08 Average Production Rates For Top Fields

(MMcfe/d)


"Liberty Canal"
Gross: 35; Net: 12
LA State Lease 18090
"Long Point"
Gross: 50; Net: 13
"Laphroaig"
Gross: 43; Net: 17
Grand Isle 3
Gross: 20; Net: 7
"Flatrock"
#1 Gross: 50; Net: 12 (1)
#2 Gross: 114; Net: 21 (2)
South Pelto 9
Gross: 18; Net: 6
Main Pass 138
Gross: 11; Net: 8
South Marsh Island 49
Gross: 10; Net: 8
Vermilion 215
Gross: 8; Net: 6
Main Pass 299
Gross: 10; Net: 8
West Delta 133
Gross: 11; Net: 6
Eugene Island 182
Gross: 21; Net: 13
South Timbalier 148
Gross: 17; Net: 7
South Marsh Island 141
Gross: 10; Net: 7
East Cameron 373
Gross: 21; Net: 7
South Timbalier 299
Gross: 11; Net: 7
Garden Banks 208
Gross: 15; Net: 6
Eugene Island 251/262
Gross: 22; Net: 10
Eugene Island 318 (3)
Gross: 13; Net: 8

(1) Current rate. Well commenced production on January 28, 2008.
(2) April 2008 production test.
(3) Current rate. Well commenced production on April 11, 2008.

Flatrock Drilling Results

- Indicate Major Discovery
- Results Continue to Validate Deeper Pool Concept
- Confirms Belief that Sands Were Deposited Over a Large Area
- Confirms Low Relief Nature of Broad Structure
- Sand Quality Improved in No. 2 Well vs. Discovery Well
- Sands Proven to Have High Production Rates
- Production Can be Brought on Quickly Utilizing Existing Infrastructure

Flatrock Major Discovery



Located on OCS 310 at South Marsh Island Block 212 in 10 Feet of Water


208
207
211
212
213
218
217
216
FLATROCK
Discovery
Producing
Drilling
Proposed Locations
ONE MILE
ROB L
#2
#4
#1
#3
OPERC
GYRO
#227
#225
#223
Flatrock "E"
Flatrock "F"
Flatrock #4 ("C" loc.)
• Proposed TD is 18,500'
• Spud April 9, 2008
Drilling
Flatrock #2 ("B" loc.)
• 8 stacked pay sands
• 289 net feet of pay
• TD 17,684'
• 114 MMcfge/d test rate
• Expected online mid 2008
Flatrock #1 ("A" loc.)
• 8 stacked pay sands
• 260 net feet of pay
• Producing 50 MMcfge/d gross
• TD 18,400'
• Online Jan. 28, 2008
Flatrock #3 ("D" loc.)
• 3 stacked pay sands
• 126 net feet of pay
• Sidetracked, drilled to 17,100'
• Proposed TD is 18,800'
HURRICANE
#223, #227 - Rob L Production
#225 - Evaluating
HURRICANE DEEP
#226 - Online Jan. 24, 2008

NOTE: McMoRan owns a 25% Working Interest and an 18.8% Net Revenue Interest.

Flatrock/Hurricane/Hurricane Deep Cross Section


Z
NW
Flatrock
Hurricane
Hurr. Deep
Z'
SE
MMR #229
Prop. Loc. E
MMR #231
MMR #228
MMR #230
Prop. Loc. F
MMR #227
MMR #223
MMR #226
1.1 mi.
0.5 mi.
0.6 mi.
10000
15000
20000
25000
Lighthouse Point Shallow Production 0.5 TCFE
Tiger Shoal Field Shallow Production 3.3 TCFG
Tested
Producing
ROB-L
UNCONFORMITY
OPERC
GYRO
"Big Blue" Fault
2 Miles
4/08

Flatrock Field Update

Flatrock Wells	Total Pay Intervals	Net Feet of Pay [1]	Status
No. 1 – "A" Location Discovery Well	8	260	Gross production currently approximates 50 MMcfe/d, ~12 MMcfe/d net to McMoRan
No. 2 – "B" Location Delineation Well	8	289	Tested 103 MMcf/d and 1,890 bbls/d gross, 21.4 MMcfe/d net: First production expected mid-2008
No. 3 – "D" Location Delineation Well	3	126	Spud November 6, 2007: Drilled to 17,100' with a PTD of 18,800'
No. 4 – "C" Location[2] Development Well	n/a	n/a	Spud on April 9, 2008: Targeting *Rob-L* and *Operc* sands with PTD of 18,500'

(1) Confirmed with wireline logs.
(2) Located 2,750 feet north of the Flatrock No. 1 well and 3,200 feet south-southeast of the Flatrock No. 2 well.

Flatrock No. 2 Production Test



Performed in Rob-L in April 2008

103 MMcf/d and 1,890 Bbls/d Gross, 21.4 MMcfe/d Net to McMoRan

Deeper Pool Success in OCS 310/ LA State Lease 340 Area


LA STATE LEASE 340
OCS 310
FLATROCK #2
Tested 114 mmcfgepd
ONLINE Mid 2008
FLATROCK #4
Drilling
FLATROCK "E"
McMoRan Proposed
FLATROCK "F"
McMoRan Proposed
FLATROCK #1
ONLINE 1Q08
FLATROCK #3
Drilled to 17,100'
HURRICANE
McMoRan #223
McMoRan #227
ONLINE 1Q05
HURRICANE DEEP
McMoRan #226
ONLINE 1Q08
GLADSTONE WEST
McMoRan Proposed
GLADSTONE EAST
McMoRan Proposed
MOUND POINT WEST
McMoRan Proposed
MOUND POINT
McMoRan #2
MOUND POINT
El Paso #1(114)
ONLINE 4Q03
MOUND POINT EAST
McMoRan #6 Drilling
MOUND POINT SOUTH
McMoRan #5
TOM SAUK
McMoRan Proposed
JB MOUNTAIN
El Paso #218ST
El Paso #219
ONLINE 2Q03
JB MOUNTAIN DEEP
McMoRan #224
BLUEBERRY HILL
McMoRan #1
3 MILE LINE
17S5E
Z
Z'
A
A'
G
G'
209
208
207
210
211
212
213
219
216
215
214
220
222
223
224
225
231
230
229
228
227
226
1 Miles
LEGEND
Discoveries
Producing
Drilling
Proposed Locations

OCS 310/LA State Lease 340 – Gross Unrisked Potential For The Area Below Shallow Production


LA STATE LEASE 340
OCS 310
3 MILE LINE
LIGHTHOUSE POINT .5 TCFE
FLATROCK/HURRICANE 1.5 TCF
TIGER SHOAL FIELD 3.3 TCFE
GLADSTONE 0.45 TCF
MD. PT. WEST 0.5 TCF
MD. PT. EAST 0.5 TCF
MD. PT. SOUTH 0.5 TCF
MOUND POINT 2.6 TCFE
BLUEBERRY HILL 0.5 TCF
J.B. MOUNTAIN 0.5 TCF
J.B. MOUNTAIN DEEP 0.5 TCF
SMI 236 FIELD .5 TCFE
17S5E
209
208
207
210
211
212
213
219
218
216
220
221
222
224
225
232
231
230
229
228
227
226
1 Miles
Producing
Discovery
Drilling
Proposed
Proven Deep Areas
Potential
Historical Shallow Production

NOTE: We use certain phrases and terms in this presentation, such as "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Mound Point East Exploration Prospect



Located on
Louisiana State Lease 340
in < 10 Feet of Water

MMR WI: 32.5%

MMR NRI: 23.2%

Current Depth: 7,800'

PTD: 18,050'



MOUND POINT
McMoRan Mound Point West
McMoRan #2 Mound Point Positive Test
El Paso #1(114) Mound Point Online 4Q03
18S5E
213
McMoRan Gladstone East
El Paso #2 Mound Point
McMoRan #6 Mound Point East
216
215
214
McMoRan Tom Sauk #3
McMoRan Gladstone West
McMoRan #5 Mound Point South TA
MOUND POINT SOUTH
LEGEND
Discovery
Producing
Drilling
Proposed Locations
Temporarily Abandoned

- **Located ~ 10 miles East of Flatrock Field**
- **Targeting Similar Deep Geological Features Seen in Flatrock**

Flatrock/Gladstone/Mound Point East Cross Section


Flatrock
Gladstone
Mound Pt.
Mound. Pt. East
G
W
McMoRan #228
Prop. Well
Prop. Well
McMoRan #2
El Paso #1
McMoRan MPE #6
G'
E
Tiger Shoal Field
Shallow Production
3.4 TCFG
Mound Point
Shallow Production
2.6 TCFG
10000
15000
20000
25000
ROB-L
ROB-L
Producing
Producing
UNCONFORMITY
OPERC
OPERC
GYRO
GYRO
"Big Blue" Fault
12 Miles
4/08

Hurricane Deep/JB Mountain/ Mound Point Cross Section


Hurricane Deep
JB Mountain
Mnd. Pt. South
Mnd. Pt. East
A
NW
McMoRan #226
El Paso #220
SE SW
EL PASO #218
McMoRan Prop. #5
McMoRan Prop. TS#3
McMoRan MPE #6
A'
NE
Tiger Shoal Field Shallow Production 3.4 TCFG
Mound Point Shallow Production 2.6 TCFG
ROB-L
ROB-L
UNCONFORMITY
Drilling
OPERC
OPERC
Producing
Producing
GYRO
GYRO
GYRO
"Big Blue" Fault
"Big Blue" Fault
12 Miles
10000
15000
20000
25000
04/08

McMoRan GOM Acreage Position

Rights to 1.5 Million Gross Acres, Including 450,000 Acres in the Ultra-deep Trend



Flatrock Area
OCS 310/LA State Lease 340
McMoRan has rights to 150,000 gross acres.
South Timbalier Block 168
(BLACKBEARD)
McMoRan Controls 25,000 Gross Acres

MOXY Acreage

- Legacy
- HBP Acquired in August 2007
- Ultra-deep Potential Acquired in August 2007

Traditional/Deep Gas/Ultra-Deep


N
Geologic Model-Deep Shelf 15,000'-30,000'
S
C
C'
Blackbeard Prospect
Blackbeard West #1
Traditional Shelf
Deep Gas Play
Ultra-Deep
Plio / Pleistocene
Pliocene
Miocene
Pliocene
Miocene
-15,000'
-20,000'
-25,000'
-30,000'
-35,000'
Current T.D.= 30,067'MD
P.T.D.= 31,267'MD
Middle Miocene
Middle Miocene
Lower Miocene
Lower Miocene
Paleogene
Paleogene
Mesozoic
Mesozoic
0
20,000'

Shelf (Blackbeard) vs Deepwater (Tahiti) GOM


South Timbalier
DEEP SHELF
DEEPWATER
Green Canyon
MMR Blackbeard West PTD 31,300'
MMR Blackbeard East Potential Well Location
Chevron Knottyhead Discovery TD 34,189'
Tahiti Field (Projected)
Tonga Discovery (Projected)
Shallow Water
Deep Water
4500'
PLIO / PLEISTOCENE
UPPER MIOCENE
Deeper Pool Model
SALT
Salt Weld
Current TD
MIDDLE MIOCENE
Jack/Cascade Section
LOWER MIOCENE
-15,000'
-20,000'
-30,000'
-34,189'
-40,000'
PALEOGENE
MESOZOIC
0
7 Miles

Note:
5 Deepwater Rigs due for delivery with 40,000' depth capability.

South Timbalier Block 168 Exploration Prospect



Located in 70 Feet of Water

Re-entered March 18, 2008

Currently Drilling Below 30,145'


SHIP SHOAL
SOUTH TIMBALIER
C
C'
#1 BP2
Blackbeard West - ST 168
1 Mile
Scale

- **Drilled to 30,067' by Previous Operator in 3Q06**
- **Acquired Rights in Newfield Transaction**
- **Deepening Will Target Miocene Objectives**
- **Proposed Total Depth: 31,267'**
- **McMoRan Owns 32.3% Working Interest**

Blocks Acquired in NFX Transaction

Each With 100+ Bcfe of Cumulative Historical Production

Over 30 Areas to Evaluate Deeper Pool Concept Opportunities


EC 33
SX 18
WC 192
SMI 49
MP 259
WC 294
EI 182
SS 94
SS 69
WC 507
VR 215
SS 149
GI 76
MP 255
WC 532/533
HI 474/489/499
EC 286
WD 24
WC 580
HI 537
SMI 141
WD 152
HI 283
ST 148
EC 373
SS 269
SS 169/170
HI 571
WC 639
EI 346
WC 617
SMI 160/161
EI 251/262
Aggregate Production
100 to 250 Bcfe
251 to 500 Bcfe
Over 501 Bcfe

NOTE: Cumulative production data from Lexco/MMS as of March 2007

2008 Outlook

- **2008 Production Estimated to Average 285 MMcfe/d**
  - **Higher Than January 2008 Estimate of 270 MMcfe/d for 2008**
  - **Result of Improved Performance in 1Q08 & Recent Drilling Success at Flatrock**
- **Continuing Active Drilling Program**
  - **OCS 310/LA State Lease 340 Area**
    - Flatrock Follow-on Wells
    - Mount Point East
    - Tom Sauk
    - Gladstone
  - **South Timbalier Block 168 No. 1 (Previously Known as Blackbeard West)**
- **2008 Capital Expenditures Estimated to ~ $250 MM**
  - **$90 MM in Exploration/Exploitation for Flatrock and Other Opportunities**
  - **$160 MM in Development Costs**
  - **Capital Spending Driven by Opportunities**

Amounts above are estimates. Please see Cautionary Statement.

Strong Cash Flows

($ in millions)

2008e EBITDAX (1)


$910
$975
$1,040
-$1/Mcf
-$5/Bbl
Forward
Pricing
+$1/Mcf
+$5/Bbl

2008e Excess Cash Flow (2)


$430
$490
$550
-$1/Mcf
-$5/Bbl
Forward
Pricing
+$1/Mcf
+$5/Bbl

---

(1) Based on April 2008 production estimate of 285 MMcfe/d for 2008 from existing fields and assumes NYMEX forward curve pricing as of April 11, 2008 ($10.15/mmbtu and $108.00/bbl average in remaining 9 months of 2008). Estimates include the projected impact of hedges currently in place (hedge prices average $8.68/MMbtu for natural gas and $73.29/bbl for the remainder of 2008, floor prices for July-October average $6.00/MMbtu for natural gas and $50.00/bbl of oil). After considering the impact of our current hedge positions, each $1.00/mmbtu change in the natural gas price over the remainder of 2008 would impact annual EBITDAX by $55 million and each $5/bbl change in the oil price would impact our EBITDAX by $10 million. A 5 percent change in production volume (natural gas equivalents) would impact our EBITDAX by approximately $50 million for the year.

(2) Excess cash flow equals operating cash flow (net of interest, estimated abandonment expenditures of approximately $60 million, and working capital) less CAPEX of $250 million, preferred dividends and other cash requirements; before debt reductions.

e = estimate. Please see Cautionary Statement.

Financial Policy

- Maintain Strong Balance Sheet to Enable Future Growth
- Commit Capital to High Potential Opportunities While Maintaining Capital Discipline
- Manage Risk Through Partnering
- Substantial Cash Flows Available to Reduce Debt

Hedge Positions

Natural Gas Positions (million MMbtu)

	Open Swap Positions(1)		Put Options(2)		
	Annual Volumes	Average Swap Price	Annual Volumes	Average Floor	Total Volumes
2008	8.8	$ 8.68	6.6	$ 6.00	15.4
2009	7.3	$ 8.97	3.2	$ 6.00	10.5
2010	2.6	$ 8.63	1.2	$ 6.00	3.8

Mark to market position on natural gas at 3/31/08: $22.1 MM Loss

Oil Positions (thousand bbls)

	Open Swap Positions(1)		Put Options(2)		
	Annual Volumes	Average Swap Price	Annual Volumes	Average Floor	Total Volumes
2008	379	$ 73.29	288	$ 50.00	667
2009	322	$ 71.82	125	$ 50.00	447
2010	118	$ 70.89	50	$ 50.00	168

Mark to market position on oil at 3/31/08: $20.1 MM Loss

(1) Covering periods January-June and November-December
(2) Covering period July-October

Main Pass Energy Hub™



- **Continuing Discussions with Potential Energy Suppliers to Develop Commercial Arrangements**

- **Facility Capabilities**
  - **Storing 28 Bcf of Gas in Underground Storage Caverns**
  - **Producing Natural Gas Liquids**
  - **Regasifying LNG at a Peak Rate of 1.6 Bcf/d**

Project's Location Near Large and Liquid U.S. Gas Markets and the Significant Potential of the Onsite Cavern Storage Provide Attractive Commercial Opportunities.

Key Investment Highlights

- Significant Reserves and Growing Production Profile
- High Impact Exploration Prospects
  - Recent Exploration Success Provides Multiple Near-term Opportunities
- One of the Largest Acreage Holders on GOM Shelf
- Strong Cash Flow Generation
- Additional Upside From Potential MPEH™ LNG/Storage Project
- Experienced Management With a Track Record of Success
- Attractive Risk/Reward Profile

Reconciliation of Non-GAAP Measure

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not defined under accounting principles generally accepted in the United States of America ("GAAP"). As defined by us, EBITDAX reflects our adjusted oil and gas operating income. EBITDAX is derived from net income from continuing operations before other expense, interest expense (net), income taxes, start-up costs for Main Pass Energy Hub™ project, exploration expenses, depreciation, depletion and amortization expense, stock-based compensation charged to general and administrative expenses and unrealized losses on oil & gas derivative contracts. EBITDAX should not be considered by itself or as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of our profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net income, this measure varies among companies. The EBITDAX data presented above may not be comparable to similarly titled measures of other oil and gas companies. A reconciliation of net income to EBITDAX for the first quarter of 2008 is set forth below (in thousands):

Net income applicable to common stock	$ 32,009
Preferred dividends and amortization of convertible preferred stock issuance costs	4,366
Loss from discontinued operations	856
Income from continuing operations	37,231
Other expense	627
Interest expense, net	17,111
Income taxes	856
Start-up costs for Main Pass Energy Hub™ Project	1,617
Exploration expenses	6,813
Depreciation, depletion and amortization expense	121,332
Stock-based compensation charge to general and administrative expenses	981
Unrealized loss on oil & gas derivative contracts	41,591
EBITDAX	$228,159